Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date: Nov 1, 1995
Original Settlement Date: Nov 21, 1995
Series Number of Class A-1 Certificates: 441919AG2
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $637,660,000

Servicer Certificate (Page 1 of 3)

Distribution Date:	11/20/2000

Investor Certificateholder Floating Allocation Percentage	89.13%
Investor Certificateholder Fixed Allocation Percentage	97.90%

Aggregate Amount of Collections	3,865,398.18
Aggregate Amount of Interest Collections	1,328,012.12
Aggregate Amount of Principal Collections	2,537,386.06

Int. Collections Alloc. to Investor	1,183,593.11
Class A Principal Collections	2,355,229.53
Seller Interest Collections	144,419.01
Seller Principal Collections	182,156.53

Weighted Average Loan Rate	14.19%
Net Loan Rate	13.19%

Weighted Average Maximum Loan Rate	19.06%

Class A-1 Certificate Rate	6.8700%
Maximum Investor Certificate Rate	12.9500%
Class A-1 Certificate Interest Distributed	558,927.45
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	2,484,100.95
Alternative Principal Dist. Amount (APDA)	2,355,229.53
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	2,355,229.53

Principal allocable to Class A-1	2,355,229.53

SPDA deposited to Funding Account	0.00

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00

Reimbursement to Credit Enhancer	0.00

Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	142,564.41

Cumulative Investor Liquidation Loss Amount	142,564.41

Total Principal allocable to A-1	2,497,793.94

Beginning Class A-1 Certificate Principal Balance	94,479,919.09

Ending Class A-1 Certificate Principal Balance	91,982,125.15

Pool Factor (PF)	0.1442495

Servicer Certificate (Page 2 of 3)

Distribution Date:	11/20/2000

Retransfer Deposit Amount	0.00
Servicing Fees Distributed	81,444.41
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Aggregate Investor Liquidation Loss Amount	142,564.41
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	109,658,454.47
Ending Pool Balance	107,143,224.72
Beginning Invested Amount	97,733,288.09
Ending Invested Amount	95,235,494.15
Beginning Seller Principal Balance	11,925,166.38
Ending Seller Principal Balance	11,907,730.57
Additional Balances	182,156.53

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)	0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)	0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period	0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	0.00

Beginning Pre-Funding Account Balance	0.00
Ending Pre-Funding Account Balance	0.00
Pre-Funding Earnings	0.00

Beginning Capitalized Interest Account	0.00
Capital Interest Requirement (Transferred to Collection Account)	0.00
Ending Capitalized Interest Account	0.00

Beginning Spread Account Balance	6,506,737.00
Ending Spread Account Balance	6,506,737.00

Beginning Seller Interest	10.8748%
Ending Seller's Interest	11.1138%

Delinquency & REO Status
60 - 89 days (Del Stat 4)
No. of Accounts	67
Trust Balance	2,542,743.65
90+ days (Del Stat 5+)
No. of Accounts	133
Trust Balance	3,533,976.04
270+ days (Del Stat 11+)
No. of Accounts	77
Trust Balance	1,908,452.63
REO
No. of Accounts	20
Trust Balance	785,401.50

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amount	No

Servicer Certificate (Page 3 of 3)

Distribution Date:	11/20/2000

Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	326,575.54
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0.00
Amount paid to Trustee	0.00
Cumulative Draw under Policy	0.00
Net Yield	5.32%

Total Available Funds
Aggregate Amount of Collections	3,865,398.18
Deposit for principal not used to purchase subsequent loans	0.00
Interest Earnings on the Pre-Funding Account	0.00
Deposit from Capitalized Interest Account	0.00
Total	3,865,398.18

Application of Available Funds
Servicing Fee	81,444.41
Prinicpal and Interest to Class A-1	3,056,721.39

Seller's portion of Principal and Interest	326,575.54
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	400,656.84
Total	3,865,398.18

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	11/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	89.1252%
Class A Certificateholder Fixed Allocation Percentage	97.9000%

Beginning Class A-1 Certificate Balance	94,479,919.09

Class A-1 Certificate Rate	6.870000%

Class A-1 Certificate Interest Distributed	0.876529

Class A-1 Certificate Interest Shortfall Distributed	0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	3.917125

Maximum Principal Distribution Amount	3.895651
Scheduled Principal Distribution Amount (SPDA)	3.693551
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.223574

Total Amount Distributed to Certificateholders	4.793654

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	91,982,125.15

Class A-1 Factor	0.1442495

Pool Factor (PF)	0.1442495

Unreimbursed Liquidation Loss Amount	$0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0.00

Class A Servicing Fee	81,444.41

Beginning Invested Amount	97,733,288.09
Ending Invested Amount	95,235,494.15
Beginning Pool Balance	109,658,454.47
Ending Pool Balance	107,143,224.72

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	11/20/2000

DELINQUENCY & REO STATUS

60 - 89 days (Del Stat 2)
No. of Accounts	67
Trust Balance	2,542,743.65

90+ days (Del Stat 3+)
No. of Accounts	133
Trust Balance	3,533,976.04

REO
No. of Accounts	20
Trust Balance	785,401.50

Aggregate Liquidation Loss Amount for Liquidated Loans	159,959.75

Class A-1 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00

Pre-Funded Amount (Ending)	0.00

Subsequent Pre-Funding Mortgage Loans
No. of Accounts	0
Trust Balance	0.00

Capitalized Interest Account (Ending)	0.00

Earnings on the Pre-Funding Account	0.00